October 21, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV/Marine Trust 2001-1
    Registration No. 333-56303-04

On behalf of Distribution Financial Services RV/Marine Trust 2001-1 ("Registrant"), a Trust which was originated by ETCF Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e-mail address:
Marlyn.abraham@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-04

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

October 17, 2005
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 8.01.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 9.01.(c). Exhibits.

Exhibit
Number    Document Description
------    --------------------------------------------------------
EX-1       Distribution Financial Services RV/Marine Trust 2001-1
           October 17, 2005 Payment Date Statement to Noteholders
           Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:  /s/ Sue Dignan
Title:  Assistant Vice President
Date:   October 21, 2005

EX-1
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            12-Oct-05
Determination Date:         14-Oct-05
Monthly Payment Date:       17-Oct-05
Collection Period Ending:   30-Sep-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,576,387.19
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      141,291.57
    Current Advance/Advance Recovery	                                                                              -21,373.29
    Recoup of Collection Expenses                                                                                        -5,444.59
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,690,860.88

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        877,025.18
    Amount of Interest Payments Received During the Collection Period for Receivables                                   898,398.47
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -21,373.29

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 2,733,566.30
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            196,787.79
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   7,736.33
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,733,566.30
    Total Ending Reserve Balance                                                                                      2,938,090.42

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                          898,398.47
    Scheduled Principal Payments Received                                                                               769,384.14
    Principal Prepayments Received                                                                                    1,908,604.58
    Total Interest and Principal Payments Received                                                                    3,576,387.19

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    153,025.36
       minus  Reasonable Expenses                                                                                       11,733.79
    Net Liquidation Proceeds                                                                                           141,291.57
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                      141,291.57

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            3,717,678.76

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           117,773,207.30
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                                73,608.25

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  117,773,207.30
     Pool Balance as of the Current Accounting Date                                                                114,985,070.11
     Age of Pool in Months                                                                                                     47

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        117,773,207.30
     Aggregate Note Balance as of Current Accounting Date                                                          114,985,070.11

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  38                       833,319.34                0.725%
         60-89 Days Delinquent                  11                       511,597.59                0.445%
         90-119 Days Delinquent                  6                       306,438.87                0.267%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period             7                       110,148.47                0.096%
         Cumulative Defaults                   653                    24,853,929.73                4.694%
         Cumulative Recoveries                                        10,937,973.66                2.066%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     110,148.47
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.021%
     Preceding Realized Losses                                                                                         259,317.27
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.049%
     Second Preceding Realized Losses                                                                                  460,463.66
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.087%
     Cumulative Realized Losses                                                                                     13,915,956.07
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.628%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.21187594
      Note Pool Factor                                                                                                 0.21187594

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               73,608.25
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                                14,520.90
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders? Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                        3,073,207.30       2,788,137.19        285,070.11
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00


c)    Excess Spread Received                                                                                           196,787.79

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.25%
      Weighted Average Remaining Maturity (WAM)                                                                            129.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   3,690,860.88
Less: Reserve Withdrawal                                                                                                     0.00

TOTAL WIRE TO HSBC                                                                                                   3,690,860.88

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00